UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________

FORM 8-K
_________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2025
________________________________________________________
BigBear.ai Holdings, Inc.
(Exact name of Registrant as Specified in Charter)
________________________________________________________

Delaware	001-40031	85-4164597
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation or Organization)	File Number)	Identification Number)

7950 Jones Branch Drive, First Floor, North Tower
McLean, VA 22102
(Address of principal executive offices, including Zip Code)
(410) 312-0885
(Registrant's telephone number, including area code)
________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Trading	Name of each exchange
Title of each class	Symbols	on which registered
Common stock, $0.0001 par value	BBAI	New York Stock Exchange
Redeemable warrants, each full warrant exercisable for one share of common stock at an exercise price of $11.50 per share	BBAI.WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement

On November 10, 2025, BigBear.ai Holdings, Inc. (“BigBear.ai” or the “Company”) entered into an agreement and plan of merger (the “Merger Agreement”) with Ask Sage, Inc., a Delaware corporation (“Ask Sage”), Atlas 2025 Merger Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of the Company (“Merger Sub”), and Shareholder Representative Services LLC, as the representative of the securityholders of Ask Sage, pursuant to which, among other matters, Merger Sub will merge with and into Ask Sage, with Merger Sub ceasing to exist and Ask Sage surviving as a wholly-owned subsidiary of the Company (the “Merger”).
The purchase price is comprised of (1) $140.0 million to be paid solely in cash, subject to customary adjustments for indebtedness, cash, working capital, and transaction expenses and (2) at the Company’s option, either shares of BigBear.ai common stock, par value $0.0001 per share (the “Common Stock”) (the “Stock Election”), or additional cash equal to $110.0 million,. In the event that the Company makes a Stock Election, the number of shares of Common Stock to be issued will be equal to (a) if the 20-trading day volume-weighted average price of Common Stock immediately prior to the closing date of the Merger (the “20-day VWAP”) is greater than $6.345 but less than $7.05 per share, a number of shares of Common Stock equal to $110.0 million divided by the 20-day VWAP, (b) if the 20-day VWAP is less than or equal to $6.345 per share, 17,336,485 shares of Common Stock, and (c) if the 20-day VWAP is greater than or equal to $7.05 per share, 15,602,837 shares of Common Stock (the “Share Issuance”). At the time of closing of the Merger (the “Closing”), $4.0 million in cash will be held in escrow to cover any post-Closing adjustments to the Purchase Price.
The obligations of each of BigBear.ai and Ask Sage are subject to specified conditions, including, among other matters: (i) the required Ask Sage stockholder approval (the “Requisite Stockholder Approval”), (ii) no temporary injunction or other order or judgment preventing the consummation of the Merger shall have been issued by any court of competent jurisdiction and remain in effect, and (iii) the waiting period (and any extensions thereof), if any, applicable to the Merger pursuant to the Hart-Scott Rodino Act shall have expired or been terminated.
The Merger Agreement contains customary representations and warranties from BigBear.ai and Ask Sage. It also contains customary covenants, including covenants requiring each of BigBear.ai Ask Sage to use reasonable efforts to cause the Merger to be consummated, and covenants requiring Ask Sage to conduct its business in the ordinary course of business during the period between the execution of the Merger Agreement and the Closing.

The Merger Agreement contains termination rights for each of BigBear.ai and Ask Sage, including in the event that (i) the Merger is, by final and non-appealable law or governmental action, permanently restrained, enjoined or otherwise prohibited or (ii) the Merger is not consummated by March 10, 2026 (the “End Date”).
Each of BigBear.ai and Ask Sage may also terminate the Merger Agreement if the other party breaches its representations, warranties or covenants in a manner that would lead to the failure of a condition to Closing, subject to a 30-day cure period, and BigBear.ai may also terminate the Merger Agreement if the Requisite Stockholder Approval has not been obtained by 11:59 PM Eastern Time on the next Business Day after the date of the Merger Agreement.

The Merger Agreement provides that in connection with the Closing, if the Company has provided notice of a Stock Election, then certain Ask Sage stockholders (each a “Specified Securityholder”) must each enter into a lock-up agreement with the Company in the form of attached to the Merger Agreement, pursuant to which, among other matters, each Specified Securityholder will be subject to a six-month lockup period (subject to customary exceptions) with respect to the Common Stock issued to it in connection with the Merger and will be entitled to certain registration rights.
The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02     Results of Operations and Financial Condition.

On November 10, 2025, the Company announced its financial results of operations for the quarter ended September 30, 2025. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information provided in this Item 2.02 of this Form 8-K (including Exhibit 99.1 hereto) shall be deemed “filed” and not “furnished” and shall be incorporated into the Company’s registration statements on Form S-3 and Form S-8.

Item 3.02     Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above regarding the Share Issuance is hereby incorporated into this Item 3.02 by reference. If elected by the Company, the Share Issuance will be made in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(a)(2) thereof, as a transaction by an issuer not involving a public offering

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of November 10, 2025, by and among BigBear.ai Holdings, Inc., Atlas 2025 Merger Sub Inc., Ask Sage, Inc. and Shareholder Representative Services LLC
99.1	Press release dated November 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*The schedules and exhibits to the Agreement and Plan of Merger have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company undertakes to provides copies of any of the omitted schedules and exhibits to the Securities and Exchange Commission (the “SEC”) upon request.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning BigBear.ai and Ask Sage, the proposed transactions and other matters. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act, as amended. All statements contained in this Current Report on Form 8-K other than statements of historical facts, including without limitation statements concerning the transactions contemplated by the Merger Agreement, the completion, timing and terms of the proposed transactions, and related matters are forward-looking statements. Words such as “believe” “may,” “will,” “expect,” “should,” “could,” “would,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “project,” “target,” “is/are likely to,” “forecast,” “future,” “guidance,” “possible,” “predict,” “seek,” “see,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: failure to consummate the proposed transactions; failure to make or take any filing or other action required to consummate the proposed transactions in a timely matter or at all; failure to obtain applicable regulatory or shareholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including clients, employees and competitors; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings; failure to realize anticipated benefits of the combined operations; potential litigation relating to the proposed transactions and disruptions from the proposed transactions that could harm BigBear.ai’s or Ask Sage’s respective businesses. These and other important factors discussed under the caption “Risk Factors” in BigBear.ai’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (“SEC”) on March 25, 2025, as may be updated from time to time in other filings BigBear.ai makes with the SEC including its Quarterly Report on Form 10-Q for the quarterly period ended on September 30, 2025 to be filed with the SEC, could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K.

These statements reflect management’s current expectations regarding future events and operating performance and speak only as of the date of this Current Report on Form 8-K. You should not put undue reliance on any forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or will occur. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	November 10, 2025

By:	/s/ Sean Ricker
Name:	Sean Ricker
Title:	Chief Financial Officer